UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2014

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                OTHER EVENTS.

On December 12, 2014, The Macerich Company (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement dated December 12, 2014 (the “Prospectus Supplement”) to its prospectus dated August 20, 2014, which was included in its automatic shelf registration statement on Form S-3 (No. 333-198260) (the “Registration Statement”).  The Prospectus Supplement relates to the offer and sale, from time to time, of up to 17,140,845 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share, by 1700480 Ontario Inc., a corporation existing under the laws of the Province of Ontario (“1700480 Ontario”) and a wholly-owned subsidiary of Ontario Teachers’ Pension Plan Board, and any of its transferees or other successors in interest. The Company will not receive any proceeds from the sale of the Shares covered by the Prospectus Supplement. The registration of the Shares covered by the Prospectus Supplement satisfies certain obligations under a registration rights agreement, dated November 14, 2014, between 1700480 Ontario and the Company, and does not necessarily mean that 1700480 Ontario will offer to sell any of the Shares.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2014, the Shares were issued to 1700480 Ontario on November 14, 2014 in connection with the Company’s acquisition of all of the equity interests of 1700480 Ontario in two separate joint ventures, Pacific Premier Retail LP (“PPRLP”) and Queens JV LP (“Queens JV”), which together owned five super regional malls: Queens Center, Washington Square, Los Cerritos Center, Stonewood Center and Lakewood Center. Prior to the transaction, 1700480 Ontario held equity interests representing a 49.14% limited partnership interest in PPRLP and a 49% limited partnership interest in Queens JV (together, the “JV Interests”).  The Company’s subsidiaries held the balance of the equity interests in each of PPRLP and Queens JV. Pursuant to a master agreement, dated November 14, 2014, by and among PPRLP, Queens JV, 1700480 Ontario, the Company and certain of the Company’s wholly-owned subsidiaries, the Company acquired the JV Interests and the Shares were issued to 1700480 Ontario.

A copy of the legal opinion of the Company’s counsel, Venable LLP, relating to the legality of the Shares covered by the Prospectus Supplement is attached hereto as Exhibit 5.1 and is incorporated herein by reference and into the Registration Statement.

ITEM 9.01.                FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number	Description

5.1	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY
(Registrant)

	By:	/s/ Thomas J. Leanse
Date: December 12, 2014	Thomas J. Leanse
Senior Executive Vice President,
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

5.1	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1)